EXHIBIT 32

                                  CERTIFICATION

     In connection with the Annual Report of New Taohuayuan Culture Tourism Co., Ltd. (the "Company") on Form 10-K for the year ending December 31, 2009 as filed with the Securities and Exchange Commission (the "Report"), I, Cai Danmei, Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


Date:  April 9, 2010

                                          By:   /s/ Cai Danmei
                                              -----------------------------
                                              Cai Danmei, Principal Executive
                                               and Financial Officer




EXHIBIT 32

                                  CERTIFICATION

     In connection with the Annual Report of New Taohuayuan Culture Tourism Co., Ltd. (the "Company") on Form 10-K for the year ending December 31, 2009 as filed with the Securities and Exchange Commission (the "Report"), I, Cai Danmei, Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


Date:  April 9, 2010

                                          By:   /s/ Cai Danmei
                                              -----------------------------
                                              Cai Danmei, Principal Executive
                                               and Financial Officer